                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) August 30, 2000


                         TriQuint Semiconductor, Inc.
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           (Exact name of registrant as specified in its charter)


           Delaware                    000-22660             95-3654013
--------------------------------   ----------------   -----------------------
  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)             File Number)       Identification No.)



           2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124
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            (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (503) 615-9000
                                                   --------------------------

                               Not applicable
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       (Former name or former address, if changed since last report)



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ITEM 5.       Other Events

         On September 5, 2000, TriQuint Semiconductor, Inc. ("TriQuint") announced that it had acquired from Micron Technology Texas, LLC's Richardson, Texas wafer fabrication facility for aggregate consideration of $87 million.

         A copy of the press release issued by TriQuint announcing the close of escrow is attached hereto as Exhibit 99.1. The purchase was financed through a synthetic lease transaction consisting of a participation agreement and master lease, copies of which are attached hereto as Exhibits 10.24 and 10.25. Such Exhibits are incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                  Exhibit No.               Description
                  -----------               -----------

                  10.24* Participation Agreement dated as of August 30, 2000 among TriQuint Semiconductor Texas, LP; the
                                            Registrant; TriQuint Texas General
                                            Holding Company; Lease Plan North
                                            America, Inc; ABN AMRO BANK N.V.;
                                            and the other banks and financial
                                            institutions that are listed on the
                                            signature pages thereto as
                                            participants.

                  10.24.1 Appendix 1 to Participation Agreement, Master Lease and Deed of Trust, Security Agreement and
                                            Financing Statement each dated as of
                                            August 30, 2000 among TriQuint
                                            Semiconductor Texas, LP; the
                                            Registrant; TriQuint Texas General
                                            Holding Company; Lease Plan North
                                            America, Inc.; ABN AMRO BANK N.V.;
                                            and the other banks and financial
                                            institutions that are listed on the
                                            signature pages thereto as
                                            participants.

                  10.25* Master Lease Agreement dated August 30, 2000 between the Lease Plan North America, Inc. and TriQuint Semiconductor Texas, LP for the Richardson Texas facility.

                  10.25.1**                 Appendix 1 to Participation
                                            Agreement, Master Lease and Deed of
                                            Trust, Security Agreement and
                                            Financing Statement each dated as of
                                            August 30, 2000 among TriQuint
                                            Semiconductor Texas, LP; the
                                            Registrant; TriQuint Texas


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*   Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this exhibit have been omitted. The Registrant agrees to furnish such schedules supplementally upon request of the Securities and Exchange Commission.
** Incorporated by reference to Registrant's exhibit number 10.24.1 filed herewith



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

                                            General Holding Company; Lease Plan
                                            North America, Inc.; ABN AMRO BANK
                                            N.V.; and the other banks and
                                            financial institutions that are
                                            listed on the signature pages
                                            thereto as participants.

                  99.1                      Press release dated September 5,
                                            2000.






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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRIQUINT SEMICONDUCTOR, INC.



Dated:  September 14, 2000           By:       /s/ EDSON H. WHITEHURST, JR.
                                              --------------------------------
                                                   Edson H. Whitehurst, Jr.
                                                   Vice President, Finance
                                                   and Administration, Chief
                                                   Financial Officer and
                                                   Secretary




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

                          TRIQUINT SEMICONDUCTOR, INC.
                           CURRENT REPORT ON FORM 8-K


                  Exhibit No.               Description
                  -----------               -----------

                  10.24* Participation Agreement dated as of August 30, 2000 among TriQuint Semiconductor Texas, LP; the
                                            Registrant; TriQuint Texas General
                                            Holding Company; Lease Plan North
                                            America, Inc.; ABN AMRO BANK N.V.;
                                            and the other banks and financial
                                            institutions that are listed on the
                                            signature pages thereto as
                                            participants.

                  10.24.1 Appendix 1 to Participation Agreement, Master Lease and Deed of Trust, Security Agreement and
                                            Financing Statement each dated as of
                                            August 30, 2000 among TriQuint
                                            Semiconductor Texas, LP; the
                                            Registrant; TriQuint Texas General
                                            Holding Company; Lease Plan North
                                            America, Inc.; ABN AMRO BANK N.V.;
                                            and the other banks and financial
                                            institutions that are listed on the
                                            signature pages thereto as
                                            participants.

                  10.25* Master Lease Agreement dated August 30, 2000 between the Lease Plan North America, Inc. and TriQuint Semiconductor Texas, LP for the Richardson Texas facility.

                  10.25.1**                 Appendix 1 to Participation
                                            Agreement, Master Lease and Deed of
                                            Trust, Security Agreement and
                                            Financing Statement each dated as of
                                            August 30, 2000 among TriQuint
                                            Semiconductor Texas, LP; the
                                            Registrant; TriQuint Texas General
                                            Holding Company; Lease Plan North
                                            America, Inc.; ABN AMRO BANK N.V.;
                                            and the other banks and financial
                                            institutions that are listed on the
                                            signature pages thereto as
                                            participants.

                  99.1                      Press release dated September 5,
                                            2000.

----------
* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this exhibit have been omitted. The Registrant agrees to furnish such schedules supplementally upon request of the Securities and Exchange Commission.
** Incorporated by reference to Registrant's exhibit number 10.24.1 filed herewith



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